Exhibit 1.1

[ • ] Units

APMEX Physical - 1 oz. Gold Redeemable Trust

Units

UNDERWRITING AGREEMENT

[•], 2012

STIFEL, NICOLAUS & COMPANY, INCORPORATED

As representative of the several Underwriters

named in Schedule I hereto

c/o Stifel, Nicolaus & Company, Incorporated

One South Street

Baltimore, Maryland 21202
USA

Ladies and Gentlemen:

APMEX Physical - 1 oz. Gold Redeemable Trust, a trust organized under the laws of the Province of Ontario, Canada (the “Trust”), proposes to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) for whom you are acting as representative (the “Representative”) an aggregate of [•] units of the Trust (the “Firm Units”).  The Trust also proposes to sell to the several Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Firm Units, at the option of the Underwriters, up to an additional [•] Units (the “Option Units”).  The Firm Units and the Option Units are hereinafter referred to collectively as the “Units.”  The Trust was formed and organized by APMEX Precious Metals Management Services, Inc., a corporation organized under the laws of Delaware (the “Manager”) and a subsidiary of APMEX, Inc., a corporation organized under the laws of Delaware (the “Parent”).

The Trust and the Manager, jointly and severally, confirm as follows their agreements with the Representative and the several other Underwriters.

1.                                      The Trust and the Manager represent and warrant to, and agree with, each of the Underwriters that, as of the date hereof and as of the Closing Date (as defined herein) and each Option Closing Date (as defined herein), if any:

(a)                                 A registration statement on Form F-1 (File No. 333-178745) in respect of the Units and one or more pre-effective amendments thereto (together, the “Initial Registration Statement”) have been filed with the US Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the US Securities Act of 1933, as amended (the “Securities Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued, no proceeding for that purpose has been initiated or threatened by the Commission and any request on the part of the Commission for additional information from the Trust has been satisfied in all material respects; any preliminary prospectus included in the Initial Registration Statement, as originally filed or as part of any amendment thereto, or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all schedules and exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus (including, in so far as it relates to the sale of Units in Canada, the Canadian Preliminary Prospectus as defined in Section 1(b)) relating to the Units that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(e) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the “Prospectus” (and shall, in so far as it relates to the sale of Units in Canada, include the Canadian Prospectus as defined in Section 1(b) and, once filed, the Canadian Supplemental Prospectus as defined in Section 5(p)); and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Units is hereinafter called an “Issuer Free Writing Prospectus”; and all references to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”);

(b)                                 The Trust has prepared and filed a preliminary base PREP prospectus relating to the Units in the English and French languages in accordance with National Instrument 41-101 General Prospectus Requirements (“NI 41-101”) and National Instrument 44-103 Post-Receipt Pricing for the pricing of securities after the receipt for a prospectus has been obtained (“NI 44-103”) (the “Canadian Preliminary Prospectus”) with the Ontario Securities Commission (the “OSC”) and with the securities commissions or other securities regulatory authorities (“Canadian Securities Commissions”) in each of the provinces of Canada (the “Canadian Qualifying Jurisdictions”) pursuant to the procedures provided for under Multilateral Instrument 11-102 Passport System and National Policy 11-202 Process for Prospectus Reviews in Multiple Jurisdictions (collectively, the “Passport System”).  The Trust has obtained a preliminary receipt under the Passport System (the “Preliminary Receipt”) issued by the OSC in its capacity as principal regulator, representing the deemed receipt of each of the other Canadian Securities Commissions and evidencing the receipt of the OSC in respect of the Canadian Preliminary Prospectus.  The Trust has also prepared and filed with the OSC and the other Canadian Securities Commissions a final base PREP prospectus relating to the Units in the English and French languages in accordance with NI 41-101 and NI 44-103 (the “Canadian Final Prospectus” and together with the Canadian Preliminary Prospectus, the “Canadian Prospectus”), and has obtained a final receipt under the Passport System (the “Final Receipt”) issued by the OSC in its capacity as principal regulator, representing the deemed receipt of each of the other Canadian Securities Commissions and evidencing the receipt of the OSC in respect of the Canadian Final Prospectus.  No amendment or supplement with respect to such Canadian Preliminary Prospectus or Canadian Final Prospectus, has been filed or transmitted for filing with any Canadian Securities Commission and no order having the effect of ceasing or suspending the distribution of the Units has been issued by any Canadian Securities Commission and no proceeding for that purpose has been initiated or to the best of the Trust’s knowledge and the Manager’s knowledge, threatened by any Canadian Securities Commission.

(c)                                  The Trust has complied with all applicable securities laws in each of the Canadian Qualifying Jurisdictions, including the respective rules and regulations made thereunder together with applicable published national and local instruments, policy statements, notices, blanket rulings and orders of the Canadian Securities Commissions, all discretionary rulings and orders applicable to the Trust, if any, of the Canadian Securities Commissions (“Canadian Securities Laws”) required to be complied with by the Trust to qualify the distribution of the Units as contemplated hereby in each of the Canadian Qualifying Jurisdictions except for the filing of the Canadian Supplemental Prospectus.

(d)                                 (1)  at the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (and, if any Option Units are purchased, at each Option Closing Date)), the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”) and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) at the time the Prospectus or any amendments or supplements thereto were issued and at the Closing Date (and, if any Option Units are purchased, at each Option Closing Date), neither the Prospectus nor any amendment or supplement thereto included or will include any untrue statement of a material fact or omitted or will omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (1) and (2) above shall not apply to statements in, or omissions from, the Registration

Statement or the Prospectus made in reliance upon and in strict conformity with information furnished to the Trust in writing by any Underwriter through the Representative expressly for use in the Registration Statement or the Prospectus, it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 9(b) hereof.  No order preventing or suspending the use of any Preliminary Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission.

Each Preliminary Prospectus, Pricing Prospectus and the Prospectus filed as part of the Initial Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the requirements of the Securities Act and the Rules and Regulations, and each Preliminary Prospectus, Pricing Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

The Canadian Final Prospectus when it was filed and, as amended or supplemented, if applicable, will when filed, be true and correct in all material respects and contains full, true and plain disclosure of all material facts relating to the Trust and the Units as required by Canadian Securities Laws and does not contain and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

The Canadian Preliminary Prospectus and the Canadian Final Prospectus comply and, as amended or supplemented (including for greater certainty, by the Canadian Supplemental Prospectus), if applicable, will comply in all material respects with Canadian Securities Laws and the applicable rules and regulations of the Canadian Securities Commissions thereunder.

(e)                                  For the purposes of this Agreement, the “Applicable Time” is         :              .m. (Eastern time) on the date of this Agreement; the Pricing Prospectus as supplemented by the other documents listed in Schedule II hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; neither the Trust nor the Manager have utilized any Issuer Free Writing Prospectus;

(f)                                   The Trust has filed a registration statement pursuant to the Securities Act to register the Units, and such registration statement has been declared effective; the Final Receipt has been obtained from the OSC in respect of the Canadian Final Prospectus, and no order suspending the distribution of the Units has been issued by the Canadian Securities Commissions, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Trust or the Manager, are contemplated by any Canadian Securities Commission.

(g)                                  The Trust has been duly organized and is validly existing as a trust under the laws of the Province of Ontario, Canada pursuant to an amended and restated trust agreement dated as of December 28, 2011 (the “Amended and Restated Trust Agreement”), with the power and authority (trust and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a material adverse effect on the Trust;

(h)                                 The Trust has an authorized capitalization as set forth in the Pricing Prospectus, and the sole issued and outstanding Unit of the Trust has been duly and validly authorized and issued to Computershare Trust Company of Canada, which Unit is fully paid and non-assessable and conforms to the descriptions thereof contained in the Pricing Prospectus; the issued and outstanding Unit of the Trust is not subject to any preemptive or similar rights;

(i)                                     The Units to be issued and sold by the Trust to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Prospectus; and the issuance of such Units is not subject to any preemptive or similar rights;

(j)                                    This Agreement has been duly authorized, executed and delivered by the Manager on behalf of itself and the Trust, and this Agreement has been duly authorized, executed and delivered by the Parent;

(k)                                 The Trust has no subsidiaries;

(l)                                     The Manager has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with the power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a material adverse effect on the Manager or the Trust;

(m)                             All necessary action has been taken by each of the Trust and the Manager to authorize the execution and delivery of this Agreement and the transactions contemplated hereby, including, as applicable, execution and delivery of the Canadian Preliminary Prospectus, the Canadian Final Prospectus and the Canadian Supplemental

Prospectus and the filing thereof under Canadian Securities Laws in each Canadian Qualifying Jurisdiction.

(n)                                 The issue and sale of the Units to be sold by the Trust hereunder, the execution of this Agreement by the Trust and the Manager and the compliance by the Trust and the Manager with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the material terms or provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust or the Manager is a party or by which the Trust or the Manager is bound or to which any of the property or assets of the Trust or the Manager is subject, nor will such action result in any material violation of the provisions of the Amended and Restated Trust Agreement (or other organization documents) of the Trust or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Units to be sold by the Trust hereunder or the consummation by the Trust of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Units and such consents, approvals, authorizations, registrations or qualifications as may be required under US state securities or Blue Sky laws, and filing of the Canadian Supplemental Prospectus in accordance with Canadian Securities Laws in connection with the purchase and distribution of the Units by the Underwriters;

(o)                                 Grant Thornton LLP, Chartered Accountants, who have certified certain financial statements of the Trust are independent public accountants as required by Canadian Securities Laws and the rules and regulations of the Canadian Securities Commissions thereunder, are independent in accordance with the requirements of the institute of chartered accountants in each of the Canadian Qualifying Jurisdictions in respect of a listed entity (as defined in such requirements) and are independent public accountants as required by the Securities Act and the Rules and Regulations. The financial statements, together with related schedules and notes, included in the Registration Statement and the Pricing Prospectus comply in all material respects with the requirements of the Securities Act and present fairly the consolidated financial position, results of operations and changes in financial position of the Trust on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with International Financial Reporting Standards, as issued by the International Accounting Standards Board, consistently applied throughout the periods involved, except as disclosed therein; and the selected financial data and the summary financial data included in the Pricing Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included in the Registration Statement.  There has not been any disagreement (within the meaning of National Instrument 51-102) with Grant Thornton LLP with respect to the audit of the Trust. The pro forma financial statements of the Trust and the related notes thereto included in the Registration Statement and the Pricing Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein;

(p)                                 There are no business relationships, related-party transactions or off-balance sheet transactions or any other non-arm’s length transactions involving the Trust that are required to be disclosed that have not been described in the Prospectus.

(q)                                 The Trust has not sustained, since the date of the latest audited financial statements included in the Pricing Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, (1) there has not been any change in the equity or long-term debt of the Trust, (2) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, unitholders’ equity or results of operations of the Trust or the Manager, (3) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Trust, whether or not in the ordinary course of business (unless described in the Prospectus), which are material to the Trust, and (4) there has been no dividend or distribution of any kind declared, paid or made by the Trust on any class of its equity, in each case, otherwise than as set forth or contemplated in the Pricing Prospectus or the Prospectus;

(r)                                    The Trust is not (1) in violation of its Amended and Restated Trust Agreement (or other organization documents) or (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Trust, or (3) in violation of any decree of any court or governmental agency or body having jurisdiction over the Trust, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Trust is a party or by which its properties may be bound, except, with respect to each of the foregoing clauses, where any such violation or default, individually or in the aggregate, would not have a material adverse effect on the general affairs, business, prospects, management, financial position, unitholders’ equity or results of operations of the Trust;

(s)                                   The Trust has good and marketable title to all real and personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Trust; and any real property and buildings held under lease by the Trust are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Trust;

(t)                                    Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Trust or the Manager is a party or of which any property of the Trust or the Manager is the subject which, if determined adversely to the Trust or the Manager, individually or in the aggregate, would have, or may reasonably be expected to have, a material adverse effect on the general affairs, business, prospects, management, financial position, unitholders’ equity or results of operations of the Trust, or would prevent or impair the consummation of the transactions contemplated by this Agreement, or which are required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus; and, to the best of the Trust’s and the Manager’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

(u)                                 The Trust possess all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them; the Trust is in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not have a material adverse effect on the general affairs, business, prospects, management, financial position, unitholders’ equity or results of operations of the Trust, considered as one enterprise; and the Trust has not received any notice of proceedings relating to the revocation or material modification of any such Permits;

(v)                                 The Trust and the Manager own or possess, or can acquire on reasonable terms, all licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, patents and patent rights (collectively “Intellectual Property”) material to carrying on their respective businesses as described in the Pricing Prospectus, and neither the Trust nor the Manager has received any correspondence relating to any Intellectual Property or notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property which would render any Intellectual Property invalid or inadequate to protect the interest of the Trust and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would have or may reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, unitholders’ equity or results of operations of the Trust;

(w)                               No material labor dispute with the employees of the Trust or the Manager exists, or, to the knowledge of the Trust and the Manager, is imminent.  Neither the Trust nor the Manager are aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, may reasonably be expected to result in a material adverse effect on the general affairs, business, prospects, management, financial position, unitholders’ equity or results of operations of the Trust, considered as one enterprise;

(x)                                 The Trust is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; the Trust has not been refused any insurance coverage sought or applied for; and the Trust has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Trust;

(y)                                 The Trust and the Manager have made and keep or will cause to be made and kept books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Trust.  The Trust and the Manager maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with International Financial Reporting Standards, as issued by the International Accounting Standards Board, and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(z)                                  Since the date of the latest audited financial statements included in the Pricing Prospectus and the Prospectus, (a) neither the Trust nor the Manager have been advised of (1) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Trust to record, process, summarize and report financial data, or any material weaknesses in internal controls and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Trust, and (b) since that date, there has been no change in the Trust’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting;

(aa)                          The Trust maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 (e) of the US Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that comply with the requirements of the Exchange Act; such disclosure controls and procedures are effective;

(bb)                          All US federal and Canadian income tax returns of the Trust required by law to be filed have been filed, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Trust has filed all other tax returns that are required to have been filed by it pursuant to applicable foreign, state, provincial, local or other law, except insofar as the failure to file such returns, individually or in the aggregate, would not result in a material adverse effect on the general affairs, business, prospects, management, financial position, unitholders’ equity or results of operations of the Trust, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Trust except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.  The charges, accruals and reserves on the books of the Trust in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined;

(cc)                            There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement or the Pricing Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required;

(dd)                          The Trust is not in violation of any statute or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, production, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”).  The trust does not own or operate any real property contaminated with any substance that is subject to any environmental laws, nor is it liable for any off-site disposal or contamination pursuant to any environmental laws, nor is it subject to any claim relating to any environmental laws, which violation, contamination, liability or claim, individually or in the aggregate, would have a material adverse effect on the general affairs, business, prospects, management, financial position, unitholders’ equity or results of operations of the Trust; and the Trust is not aware of any pending investigation which might lead to such a claim;

(ee)                            The Trust neither maintains nor administers nor contributes to any employee benefit plan, within the meaning of Section 3(3) of the US Employee Retirement Income Security Act of 1974, as amended (“ERISA”). No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the US Internal Revenue Code of 1986, as amended (the “Code”) has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption;

(ff)                              Neither the Trust, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Trust, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the US Foreign Corrupt Practices Act of 1977 or the Canadian Corruption of Foreign Public Officials Act or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment;

(gg)                            The operations of each of the Trust and the Manager is and has been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Trust or the Manager with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Trust and the Manager, threatened;

(hh)                          None of the Trust, the Manager or, to the knowledge of the Trust or the Manager, any director, officer, agent, employee, affiliate or representative of the Trust or the Manager is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is, the subject of (i) any U.S. sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC-Administered Sanctions”), (ii) any Canadian sanctions administered or enforced by Foreign Affairs and International Trade Canada or the Department of Public Safety Canada (“Canadian Administrated Sanctions” which for greater certainty includes regulations in the Criminal Code, the United Nations Act and the Special Economic Measurers Act) and not a Person that is located, organized or resident in a country or territory that is the subject of OFAC-Administered Sanctions or Canadian Administered Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria); and each of the Trust and the Manager will not, directly or indirectly, use the proceeds of the offering of Units hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, to fund or facilitate any activities of or business with any Person, or in any country or territory that, at the time of such funding or facilitation, is the subject of OFAC-Administered Sanctions or Canadian Administered Sanctions, or in a manner that will result in a violation of OFAC-Administered Sanctions or Canadian Administered Sanctions by any Person (including any Person involved in or facilitating the offering of the Units, whether as underwriter, advisor, investor or otherwise);

(ii)                                  There are no persons with registration rights or other similar rights to have securities registered pursuant to the Registration Statement or otherwise registered by the Trust under the Securities Act or Canadian Securities Laws;

(jj)                                The Trust is not and, after giving effect to the offering and sale of the Units as contemplated herein and the application of the net proceeds therefrom as described in the Pricing Prospectus, will not be an “investment company”, as such term is defined in the US Investment Company Act of 1940, as amended (the “Investment Company Act”);

(kk)                          The Trust is not a commodity pool operator required to register under the US Commodity Exchange Act.

(ll)                                  The Trust will be a “mutual fund trust” within the meaning of the Income Tax Act (Canada) and the regulations thereunder (the “Tax Act”).

(mm)                  The Trust is not a non-resident of Canada within the meaning of the Tax Act.

(nn)                          Neither the Trust nor the Manager have distributed and, prior to the later to occur of the Closing Date (as defined in Section 4 hereof) and completion of distribution of the Units, will not distribute any offering materials in connection with the offering and sale of the Units, other than the Pricing Prospectus, the Prospectus, the Canadian Prospectus and the Canadian Supplemental Prospectus; and neither the Trust nor the Manager have taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Trust to facilitate the sale of the Units;

(oo)                          The statistical and market and industry-related data included in the Pricing Prospectus and the Prospectus are based on or derived from sources which the Trust and the Manager believe to be reliable and accurate or represent the Trust and the Manager’s good faith estimates that are made on the basis of data derived from such sources, and the Trust and the Manager have obtained the written consent to the use of such data from sources to the extent required;

(pp)                          Any certificate signed by any officer of the Trust delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Trust to the Underwriters as to the matters covered thereby;

(qq)                          The Amended and Restated Trust Agreement has been duly authorized, executed and delivered by the Trustee and is enforceable against the Trustee in accordance with its terms, and the Amended and Restated Trust Agreement is in full force and effect and has not been amended, restated, supplemented or otherwise modified or replaced;

(rr)                                The Manager has been duly appointed as manager of the Trust pursuant to the Amended and Restated Trust Agreement and the amended and restated management agreement, dated as of December 28, 2011 (the “Amended and Restated Management Agreement”), and the Amended and Restated Management Agreement has been duly authorized, executed and delivered by each of the Trust and the Manager and is enforceable against each such party in accordance with its terms, and the Amended and Restated Management Agreement is in full force and effect and has not been amended, restated, supplemented or otherwise modified or replaced;

(ss)                              RBC Dexia Investor Services Trust (“RBC Dexia”), at its principal office in Toronto, Ontario has been duly appointed as custodian of the assets of the Trust, pursuant to the custodian agreement dated as of September 9, 2011 (the “Custodian Agreement”) and such agreement has been duly authorized, executed and delivered by the Manager on behalf of the Trust and is enforceable against the Trust in accordance with its terms, and such agreement is in full force and effect and has not been amended, restated, supplemented or otherwise modified or replaced and The Bank of Nova Scotia (the “Gold Custodian”) has been duly appointed as sub-custodian of the physical gold owned by the Trust;

(tt)                                Computershare Investor Services Inc., at its principal office in Toronto, Ontario has been duly appointed as the registrar, transfer agent and distribution agent for the Units pursuant to the transfer agent, registrar and disbursing agent agreement, dated as of [•] (the “Transfer Agent Agreement”), and such agreement has been duly authorized, executed and delivered by the Trustee on behalf of the Trust and is enforceable against the Trust in accordance with its terms, and such agreement is in full force and effect and has not been amended, restated, supplemented or otherwise modified or replaced;

(uu)                          RBC Dexia, at its principal office in Toronto, Ontario has been duly appointed as the Valuation Agent (as defined in the Prospectus) pursuant to the valuation services agreement, dated as of September 9, 2011 (the “Valuation Services Agreement”) and together with the Amend and Restated Trust Agreement, the Amended and Restated Management Agreement, the Custodian Agreement, and the Transfer Agent Agreement, collectively the “Related Agreements”), and such agreement has been duly authorized, executed and delivered by the Trustee and is enforceable against the Trust in accordance with its terms, and such agreement is in full force and effect and has not been amended, restated, supplemented or otherwise modified or replaced;

(vv)                          Except for the Underwriters, there is no person, firm or corporation acting or purporting to act for the Trust, entitled to any brokerage or finder’s fee in connection with this Agreement or any of the transactions contemplated hereunder;

(ww)                      The terms and conditions of the offering of Units comply and will comply in all material respects with Canadian Securities Laws including, without limitation, National Instrument 81-102 Mutual Funds, except to the extent that an exemption therefrom has been obtained from applicable Canadian Securities Commissions in each of the Canadian Qualifying Jurisdictions;

(xx)                          Each of the Trust and the Manager is current and up-to-date with all filings required to be made by each of them under the laws of Canada and each of the provinces thereof, including all Canadian Securities Laws;

(yy)                          Each of the Trust and the Manager own no Units, and each agrees not to purchase any of the Units to be sold hereunder.

2.                                      Subject to the terms and conditions herein set forth, (a) the Trust agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price per Unit of $[•] (the “Purchase Price”), the number of Firm Units as set forth opposite the name of such Underwriter in Schedule I hereto (the “Underwriter Firm Unit Purchase Obligation”), and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Option Units as provided below, the Trust agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at the Purchase Price, the number of Option Units (to be adjusted by you so as to eliminate fractional Units) determined by multiplying the total number of Option Units to be sold by a fraction, the numerator of which shall be the Underwriter Firm Unit Purchase Obligation and the denominator of which shall be the total number of Firm Units sold in the Offering.

The Trust hereby grants to the Underwriters the right to purchase at their election up to [•] Option Units, at the Purchase Price, for the sole purpose of covering over-allotments in connection with the sale of the Firm Units.  The Underwriters may exercise their option to acquire Option Units in whole or in part from time to time only by written notice from the Representative to the Trust, given within a period of 45 calendar days after the date of this Agreement and setting forth the aggregate number of Option Units to be purchased and the date on which such Option Units are to be delivered, as determined by the Representative but in no event earlier than the Closing Date or, unless the Representative and the Trust otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3.                                      It is understood that the several Underwriters propose to offer the Firm Units for sale to the public in the United States and Canada upon the terms and conditions set forth in the Prospectus.

4.                                      The Trust will deliver the Firm Units to the Representative through the facilities of the Depository Trust Company (“DTC”) and/or CDS Clearing and Depository Services, Inc. (“CDS”) for the accounts of the Underwriters, against payment of the Purchase Price therefor in federal or other immediately available (same day) funds by official bank check or checks or wire transfer drawn to the order of the Trust, at the office of Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”), One South Street, Baltimore, Maryland 21202 at 10:00 A.M., New York time, on [•], 2102, or at such other time not later than seven full business days thereafter as Stifel Nicolaus and the Trust determine, such time being herein referred to as the “Closing Date.”  For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Units.

Each time for the delivery of and payment for the Option Units, being herein referred to as an “Option Closing Date”, which may be the Closing Date, shall be determined by the Representative as provided above.  The Trust will deliver the Option Units being purchased on each Option Closing Date to the Representative through the facilities of DTC and/or CDS for the accounts of the Underwriters, against payment of the Purchase Price therefor in federal or other immediately available (same day) funds by official bank check or checks or wire transfer drawn to the order of the Trust at the above office of Stifel Nicolaus, at 10:00 A.M., New York time on the applicable Option Closing Date.

5.                                      The Trust and the Manager, jointly and severally, covenant and agree with each of the Underwriters as follows:

(a)                                 The Trust, subject to Section 5(b), will comply with the requirements of Rule 430A under the Securities Act, and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended prospectus shall have been filed, to furnish the Representative with copies thereof, and to file promptly all material required to be filed by the Trust with the Commission pursuant to Rule 433(d) under the Securities Act, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) upon receipt of any correspondence issued by any Canadian Securities Commission or the Toronto Stock Exchange, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Units for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes.  The Trust will promptly effect the filings necessary pursuant to Rule 424(b) under the Securities Act and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.  The Trust will make every reasonable effort to prevent the issuance of any stop order or cease trade order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)                                 The Trust will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) under the Securities Act), or any amendment, supplement or revision to the Prospectus, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

(c)                                  The Trust will use its best efforts to qualify the Units for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units, provided that nothing in this Section 5(c) shall require the Trust to qualify as a foreign corporation in any jurisdiction in which it is not already so qualified.

(d)                                 The Trust has furnished or will deliver to the Representative, without charge, a reasonable number of signed copies of the Initial Registration Statement as originally filed, any Rule 462(b) Registration Statement and of each amendment to each (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also, upon your request, deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) and each Prospectus for each of the Underwriters.  The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T, or SEDAR, as the case may be.

(e)                                  The Trust has delivered to each Underwriter, without charge, as many written and electronic copies of each Preliminary Prospectus and the Canadian Preliminary Prospectus as such Underwriter reasonably requested, and the Trust hereby consents to the use of such copies for purposes permitted by the Securities Act and Canadian Securities Laws.  The Trust will furnish to each Underwriter, without charge, prior to 5:00 P.M. on the business day next succeeding the date of this Agreement and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the Units under the Securities Act or the Exchange Act or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act, such number of written and electronic copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T, or SEDAR, as the case may be.

(f)                                   The Trust will comply with the Securities Act and the Rules and Regulations and Canadian Securities Laws so as to permit the completion of the distribution of the Units as contemplated in this Agreement and in the Prospectus.  If at any time when, in the opinion of counsel for the Underwriters or the Trust, a prospectus is required to be delivered in connection with sales of the Units under the Securities Act, the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) or Canadian Securities Laws, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Trust, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Rules and Regulations or Canadian Securities Laws, the Trust will promptly prepare and file with the Commission, subject to Section 5(b), and with the Canadian Securities Commissions, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Trust will furnish to the Underwriters such number of written and electronic copies of such amendment or supplement as the Underwriters may reasonably request.  The Trust will provide the Representative with notice of the occurrence of any event during the period specified above that may give rise to the need to amend or supplement the Registration Statement or the Prospectus as provided in the preceding sentence promptly after the occurrence of such event.

(g)                                  The Trust will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Representative as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in a form complying with the provisions of Rule 158 under the Securities Act) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

(h)                                 The Trust will use the net proceeds received by it from the sale of the Units in the manner specified in the Pricing Prospectus under the heading “Use of Proceeds”.

(i)                                     The Trust will use its best efforts to effect and maintain the listing of the Units on NYSE Arca, Inc. (“NYSE Arca”) and on the Toronto Stock Exchange.

(j)                                    During a period of 180 days from the date of the Prospectus, the Trust will not, without the prior written consent of the Representative, which consent shall not be unreasonably withheld, (i) offer, pledge, sell, contract to sell, sell any Units or securities that are substantially similar to the Units, including any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Units or any securities convertible into or exercisable or exchangeable for Units or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Units or such other securities, in cash or otherwise, other than the Units to be sold hereunder.  Notwithstanding the foregoing, if (A) during the last 17 days of the 180-day restricted period the Trust issues an earnings release or material news or a material event relating to the Trust occurs; or (B) prior to the expiration of the 180-day restricted period, the Trust announces that it will release earnings results during the 15-day period beginning on the last day of the 180-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.  The Trust shall promptly notify the Representative of any earnings release, news or event that may give rise to an extension of the initial 180-day restricted period.

(k)                                 The Trust, during the period when the Prospectus is required to be delivered in connection with sales of the Units under the Securities Act, Canadian Securities Laws, or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act or with the Canadian Securities Commissions, within the time periods applicable thereto.

(l)                                     The Trust will file with the Commission such information on Form 20-F as may be required pursuant to Rule 463 under the Securities Act.

(m)                             During a period of five years from the effective date of the Registration Statement, the Trust will furnish to you copies of all reports or other communications (financial or other) furnished to shareholders generally, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Trust is listed.

(n)                                 If the Trust elects to rely upon Rule 462(b) under the Securities Act, the Trust will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(o)                                 If so requested by the Representative, the Trust shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representative an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Units. As used herein, the term “electronic Prospectus” means a form of the most recent Preliminary Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions:  (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the Representative and the other Underwriters to offerees and purchasers of the Units, (ii) it shall disclose the same information as such paper Preliminary Prospectus or the Prospectus, as the case may be; and (iii) it shall be in or convertible into a paper format or an electronic format, reasonably satisfactory to the Representative, that will allow investors to store and have continuously ready access to such Preliminary Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally).  The Trust hereby confirms that, if so requested by the Representative, it has included or will include in the Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Trust shall transmit or cause to be transmitted promptly, without charge, a paper copy of such paper Preliminary Prospectus or the Prospectus to such investor or representative.

(p)                                 The Trust will prepare and file with the OSC and the other Canadian Securities Commissions promptly after the execution and delivery of this Agreement, a supplemented PREP prospectus in the English and French languages in compliance in all respects with NI 41-101 and NI 44-103 (the “Canadian Supplemental Prospectus”), in a form reasonably satisfactory to the Underwriters, such filing to occur not later than 11:00 p.m. (Toronto time) on [•], 2012.

(q)                                 All of the physical gold owned by the Trust will be held by the Gold Custodian as described in the Prospectus.

(r) If the Representative agrees to release or waive the restrictions set forth in a “lock-up” agreement described in Section 8 (m) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit C hereto through a major news service at least two business days before the effective date of the release or waiver.

6.                                      (a)                                 The Trust represents and agrees that it has not made and will not make any offer relating to the Units that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; each Underwriter represents and agrees that it has not made and will not make any offer relating to the Units that would constitute a free writing prospectus;

(b)                                 The Trust has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus; the Trust represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show;

(c)                                  The Trust agrees that if at any time it issues any Issuer Free Writing Prospectus in contravention of this agreement, the Trust will give prompt notice thereof to the Representative.

7.                                      The Trust, the Manager, and Parent covenant and agree with the several Underwriters that, whether or not the transactions contemplated by this Agreement are consummated, the Trust, the Manager or Parent will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the fees, disbursements and expenses of the Trust’s counsel, accountants and other advisors; (ii) filing fees and all other expenses in connection with the preparation, printing and filing of the Registration Statement, each Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Units; (iv) all expenses in connection with the qualification of the Units for offering and sale under state securities laws as provided in Section 5(c), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (v) all fees and expenses in connection with listing the Units on NYSE Arca and the Toronto Stock Exchange; (vi) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by FINRA of the terms of the sale of the Units; (vii) all fees and expenses in connection with the preparation, issuance and delivery of any certificates representing the Units to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Units to the Underwriters; (viii) the cost and charges of any transfer agent or registrar; (ix) the transportation and other expenses incurred by the Trust in connection with presentations to prospective purchasers of Units; (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (xi) all reasonable accountable fees and expenses incurred by BMO and Stifel Nicolaus Canada in connection with the Offering, up to a maximum amount of US $165,000.

8.                                      The several obligations of the Underwriters hereunder to purchase the Units on the Closing Date or each Option Closing Date, as the case may be, are subject to the performance by the Trust and the Manager of their respective obligations hereunder and to the following additional conditions:

(a)                                 The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a) and the Canadian Supplemental Prospectus in a form reasonably satisfactory to the Underwriters shall have been filed in accordance with NI 41-101 and NI 44-103 not later than 11:00 pm (Toronto time) on                   , 2012; all material required to be filed by the Trust pursuant to Rule 433(d) under the

Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; if the Trust has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof or the Prospectus or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

(b)                                 The respective representations and warranties of the Trust and the Manager contained herein are true and correct in all material respects on and as of the Closing Date or the Option Closing Date, as the case may be, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Trust and the Manager shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be.

(c)                                  (i) Except as disclosed in the Prospectus, the Trust shall not have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) there shall not have been any change in the equity or long-term debt of the Trust or (2) there shall not have been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, unitholders’ equity or results of operations of the Trust, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Pricing Prospectus.

(d)                                 the Representative shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, a certificate of two executive officers of the Trust and two executive officers of the Manager, at least one of whom in each case has specific knowledge about the Trust’s financial matters, reasonably satisfactory to the Representative, to the effect (1) set forth in Sections 8(b) (with respect to the respective representations, warranties, agreements and conditions of the Trust) and 8(c), (2) that none of the situations set forth in clause (i) or (ii) of Section 8(c) shall have occurred and (3) that no stop order suspending the effectiveness of the Registration Statement or ceasing trading or suspending trading in the Units has been issued and to the knowledge of the Trust and the Manager, no proceedings for that purpose have been instituted or to the knowledge of such officers, are pending or contemplated by the Commission or the Canadian Securities Commissions as applicable;

(e)                                  On the Closing Date or Option Closing Date, as the case may be, Loeb & Loeb LLP and Osler, Hoskin & Harcourt LLP, counsel for the Trust, the Manager, and the Parent, shall have furnished to the Representative their favorable written opinions, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit A and Exhibit B hereto respectively, and to such further effect as counsel for the Underwriters may reasonably request.

(f)                                   On the effective date of the Registration Statement and, if applicable, the effective date of the most recently filed post-effective amendment to the Registration Statement, Grant Thornton LLP shall have furnished to the Representative and the Board of Directors of the Manager a letter, dated the date of delivery thereof, in form and substance satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(g)                                  On the Closing Date or Option Closing Date, as the case may be, the Representative shall have received from Grant Thornton LLP a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 8(f), except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

(h)                                 On the Closing Date or Option Closing Date, as the case may be, SNR Denton US LLP and Blake, Cassels & Graydon LLP, counsel for the Underwriters, shall have furnished to the Representative their favorable opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the Registration Statement, the Prospectus (as applicable) and other related matters as the Representative may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(i)                                     The Units to be delivered on the Closing Date or Option Closing Date, as the case may be, shall have been approved for listing on NYSE Arca and on the Toronto Stock Exchange, subject to official notice of issuance and the Trust providing the Toronto Stock Exchange with customary documentation.

(j)                                    FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and conditions.

(k)                                 On or prior to the Closing Date or Option Closing Date, as the case may be, the Trust shall have furnished to the Representative such further information, certificates and documents as the Representative shall reasonably request.

(l)                                     On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New

York Stock Exchange LLC (the “NYSE”), NYSE Arca, the NYSE AMEX LLC (the “NYSE AMEX”), the NASDAQ Global Select Market, the NASDAQ Global Market or the Toronto Stock Exchange; (ii) a suspension or material limitation in trading in the Trust’s securities on NYSE Arca or on the Toronto Stock Exchange; (iii) a general moratorium on commercial banking activities declared by any of federal, New York or Maryland State or Canadian authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or Canada; (iv) the outbreak or escalation of hostilities involving the United States or Canada or the declaration by the United States or Canada of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the reasonable judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

(m)                             The Representative shall have received “lock-up” agreements, each substantially in the form of Exhibit D hereto, from all the officers and directors of the Company and the Manager, and such agreements shall be in full force and effect on the Closing Date or Option Closing Date, as the case may be.

If any condition specified in this Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated, subject to the provisions of Section 12, by the Representative by notice to the Trust and the Manager at any time at or prior to the Closing Date or Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party, except as provided in Section 12.

9.                                      (a)                                 The Trust, the Manager, and Parent, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), to which they or any of them may become subject under the Securities Act, the Exchange Act, Canadian Securities Laws or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any Issuer Free Writing Prospectus, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or any Issuer Free Writing Prospectus in reliance upon and in strict conformity with written information furnished to the Trust by or on behalf of any Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information that shall be deemed furnished by any Underwriter is the information described as such in Section 9(b) below.

(b)                                 Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Trust, each of the directors of the Trust and the Manager, each of the officers of the Trust and the Manager who shall have signed the Registration Statement, and each other person, if any, who controls the Trust within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any third-party losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act, Canadian Securities Laws or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statement, as originally filed or any amendment thereof, the Registration Statement, or any post-effective amendment thereof, or any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in strict conformity with written information furnished to the Trust by or on behalf of such Underwriter through the Representative expressly for use therein, and not subsequently revised, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the first paragraph under the sub-caption “Commissions and Discounts” under the caption “Underwriting” and the paragraphs under the caption “Underwriting-short Sales, Stabilizing Transactions and Penalty Bids.”

(c)                                  Promptly after receipt by an indemnified party under Section 9(a) or 9(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9).  In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and jointly with any other indemnifying party similarly notified, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party).  Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the indemnifying parties.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel, in the event of indemnified parties under Section 9(a), shall be selected by Stifel Nicolaus.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                                 If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Section 9(a), 9(b) or 9(c) in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust, the Manager, and the Parent on the one hand and the Underwriters on the other from the offering of the Units.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust, the Manager, and the Parent on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Trust the Manager, and the Parent on the one hand and the Underwriters on the other from the offering of the Units shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust, the Manager, and the Parent bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust, the Manager or the Parent on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Trust, the Manager, and the Parent and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d).  The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Units exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this Section 9(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)                                  The obligations of the parties to this Agreement contained in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

The rights of indemnity contained in Section 9(a) in respect of a claim based on an untrue statement or omission or alleged untrue statement or omission in the Prospectus shall not apply if the Trust or the Manager has complied with Sections 1(d) and 6(c), and the person asserting such claim was not provided with a copy of the Prospectus which corrects such untrue statement or omission or alleged untrue statement or omission, and such claim has been finally adjudicated on the merits in a proceeding that determined that the damages alleged by such claim were attributable to such Underwriter’s failure to provide the above-referenced corrected copy of the Prospectus.

10.                               If any Underwriter or Underwriters default in its or their obligations to purchase Units hereunder on the Closing Date or any Option Closing Date and the aggregate number of Units that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Units that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, the Representative may make arrangements satisfactory to the Trust for the purchase of such Units by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date or Option Closing Date, as the case may be, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Units that such defaulting Underwriters agreed but failed to purchase on such Closing Date or Option Closing Date, as the case may be. If any Underwriter or Underwriters so default and the aggregate number of Units with respect to which such default or defaults occur exceeds 10% of the total number of Units that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, and arrangements satisfactory to the Representative and the Trust for the purchase of such Units by other persons are not made within 36 hours after such default, this Agreement will terminate, subject to the provisions of Section 12, without liability on the part of any non-defaulting Underwriter or the Trust, except as provided in Section 12.  Nothing herein will relieve a defaulting Underwriter from liability for its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Trust shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.  As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

11.                               Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to any Option Units which have yet to be purchased) may be terminated, subject to the provisions of Section 12, in the absolute discretion of the Representative, by notice given to the Trust, if after the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, (a) trading generally on the NYSE, NYSE Arca, the NYSE AMEX, the NASDAQ Global Select Market, the NASDAQ Global Market or the Toronto Stock Exchange shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other US or Canadian governmental or regulatory authority, (b) trading of any securities of or guaranteed by the Trust shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities in New York or Ontario shall have been declared by federal, New York State or Ontario authorities, or a new restriction materially adversely affecting the distribution of the Firm Units or the Option Units, as the case may be, shall have become effective, or (d) there has occurred any material adverse change in the financial markets in the United States, Canada or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Units to be delivered on the Closing Date or Option Closing Date, as the case may be, or to enforce contracts for the sale of the Units.

If this Agreement is terminated pursuant to this Section 11, such termination will be without liability of any party to any other party except as provided in Section 12 hereof.

12.                               The respective indemnities, agreements, representations, warranties and other statements of the Trust, the Parent, and the Manager, and their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Trust, the Manager, the Parent or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Units.  If this Agreement is terminated pursuant to Section 8, 10 or 11 or if for any reason the purchase of any of the Units by the Underwriters is not consummated, the Trust, the Manager, and Parent shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 7, the respective obligations of the Trust, the Manager and the Underwriters pursuant to Section 9 and the provisions of Sections 12, 13 and 16 shall remain in effect and, if any Units have been purchased hereunder the representations and warranties in Section 1 and all obligations under Section 5, Section 6 and Section 7 shall also remain in effect.  If this Agreement shall be terminated by the Underwriters, or any of them, under Section 8 or otherwise because of any failure or refusal on the part of the Trust or the Manager to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Trust or the Manager shall be unable to perform its obligations under this Agreement or any condition of the Underwriters’ obligations cannot be fulfilled, the Trust and the Manager jointly and severally agree to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

13.                               This Agreement shall inure to the benefit of and be binding upon the Trust, the Manager and the Underwriters, the officers and directors of the Trust and the Manager referred to herein, any controlling persons referred to herein and their respective successors and assigns.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  No purchaser of Units from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

14.                               All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication.  Notices to the Underwriters shall be given to the Representative, c/o Stifel, Nicolaus & Company, Incorporated, One South Street, Baltimore, Maryland 21202 USA (fax no.:[•]); Attention:  [•].  Notices to the Trust, the Manger or the Parent shall be given to it at APMEX Physical - 1 oz. Gold Redeemable Trust, c/o the Manager, 226 Dean A. McGee Avenue, Oklahoma City, Oklahoma 73102 (fax no.: (808) 845-6564); Attention:  Chief Executive Officer.

15.                               This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

16.                               THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAWS WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

17.                               The parties hereby submit to the jurisdiction of and venue in the federal courts located in the City of New York, New York in connection with any dispute related to this Agreement, any transaction contemplated hereby, or any other matter contemplated hereby.

18.                               The Trust, the Manager and Parent acknowledge and agree that (i) the purchase and sale of the Units pursuant to this Agreement, including the determination of the public offering price of the Units and any related discounts and commissions, is an arm’s-length commercial transaction between the Trust on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Trust or the Manager or any of their respective owners, creditors, employees or any other party, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Trust with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Trust on other matters) or any other obligation to the Trust except the obligations expressly set forth in this Agreement, and (iv) the Trust has consulted its own legal and financial advisors to the extent it deemed appropriate.  The Trust agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Trust, in connection with such transaction or the process leading thereto.

19.                               Notwithstanding anything herein to the contrary, the Trust is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Trust relating to that treatment and structure, without the Underwriters imposing any limitation of any kind.  However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws.  For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

20.                               This Agreement supersedes all prior agreements and understandings (whether written or oral) among or between the Trust, the Manager, the Parent and the Underwriters with respect to the subject matter hereof.

21.                               THE TRUST, THE MANAGER, THE PARENT AND EACH OF THE UNDERWRITERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument will become a binding agreement among the Trust, the Manager and the Underwriters.

Very truly yours,

APMEX PHYSICAL—1 OZ. GOLD
REDEEMABLE TRUST by its manager, APMEX Precious Metals Management Services, Inc.

By:
Name:
Title:

APMEX PRECIOUS METALS MANAGEMENT
SERVICES, INC.

By:
Name:
Title:

APMEX, INC.

By:
Name:
Title:

Accepted as of the date hereof:

STIFEL, NICOLAUS & COMPANY, INCORPORATED

By:
Name:
Title:

For themselves and as Representative of the

other Underwriters named in Schedule I hereto